Greenspring Fund,
                               Incorporated

                                  <LOGO>



                            SEMI-ANNUAL REPORT

                              JUNE 30, 1999





                This report is authorized for distribution
                 only to shareholders who have received a
                  copy of the official Prospectus of the
                     Greenspring Fund, Incorporated.




                                      			July 1999






Dear Fellow Shareholders:

The Greenspring Fund rebounded sharply during the second quarter of 1999, as value investing came back into favor. After experiencing, during 1998 and the early part of 1999, the sharpest period of relative underperformance in decades, value investors once again achieved strong absolute and relative return performance. It appears that the pendulum that had swung farther and farther in the direction of large-cap growth stocks during the last several years has begun to swing back towards value stocks. Although the growth-to-value shift during the second quarter was significant, it still has a long way to go before reaching even average relative valuations between the two investment styles.

More specific to Greenspring Fund's shareholders, the Fund gained 10.7% during the quarter and ended at its highest valuation level of 1999, as well as its highest level since August of 1998. Some of the credit for the strong performance during the quarter belongs to the large number of takeover bids received during the last several months by the companies in the portfolio (e.g. Columbia Gas, CTG Resources, Data Processing Resources, Imperial Credit Commercial Mortgage Investment, and Long Beach Financial). These merger proposals are an indication of how sharply undervalued so many of the securities in the Fund were. In fact, there were probably more takeover bids for securities in the Greenspring Fund's portfolio during the past quarter than in any three-month period in memory. Because so many securities still sell at large discounts to their intrinsic values, we expect that value investors will remain the beneficiaries of a large number of takeover bids during the foreseeable future.
                                    1

Our research efforts remain focused on industry groups and companies that continue to sell at considerable discounts to their fundamental values. Even with the recent rebound in the overall stock market, many cheap stocks and inexpensive sectors still exist, many of which have terrific growth prospects. Two industry sectors, in particular, where we have spent considerable research time are information technology services and natural gas distribution companies. Both sectors are inexpensive when compared with historical norms and have very distinct catalysts that should drive the stock prices higher over the next twelve months. As a result, we purchased stocks in both sectors during the quarter and we would like to present our investment thesis for each.

Information technology ("IT") services companies provide services such as consulting, design and implementation of software, Year 2000 ("Y2K") remediation, and development of e-commerce and other emerging technology strategies. As a sector, these companies, during the last several years, have traded at price/earnings ratios close to their 25-30% growth rates.
During early 1999, however, a massive sell-off occurred in these companies' stocks as investors began to worry about the effect of Y2K on overall IT spending. The fear was twofold: first, some of these companies derived a significant amount of their business directly from Y2K remediation, a business that will become insignificant by the end of 1999 and early 2000. Consequently, these Y2K specialists had to aggressively grow their non-Y2K revenues to offset their declining Y2K business. Secondly, concerns rose that user companies would put a freeze on any new IT spending until after January 1, 2000. Investors feared that companies might be reluctant to tamper with or expand their computer systems once their systems were Y2K compliant. In combination, these worries helped drive down the valuations on these securities to levels where their price/earnings ratios were, in some cases, less than 50% of their growth rates.

Based on our research and view of the growth prospects for IT services, the overall demand dynamics for the sector are so strong that, even if there is a "lockdown" on some types of IT spending during the second half of 1999, this will only add to the large pent-up demand for IT services during 2000 and beyond. Driving this demand are ever-changing technological developments that force businesses to continually develop new capabilities internally or outsource them. Managements have come to realize that technology can be a revenue generator for their organizations, not just a cost saver and efficiency driver.  The emergence of the Internet and e-commerce as major corporate initiatives has been a rapidly growing force driving
IT spending.  Companies risk being left behind by their competitors or caught off guard by entrepreneurial start-ups if they neglect to invest in the latest technology.  The Internet and other emerging technologies have significantly reduced the barriers of entry to many industries. Consequently, all corporations must spend on IT to compete in this new business environment. With this increase in demand for new technologies, plus an delayed projects as a result of Y2K growth rates for the IT service
                                    2

industry should continue to be 25 - 30% during 2000 and beyond, regardless of what happens during 1999. The IT services companies' multiples should rise again toward their growth rates, leading to substantial capital appreciation in the prices of their securities.

Another major issue for IT services companies is the supply/demand imbalance that exists for IT personnel in the United States. Companies need high-tech personnel and cannot find enough well-trained employees to support their internal operations. Therefore, these companies often rely upon outside IT organizations for either personnel or services. This imbalance is not only a major demand factor for IT services companies but also a leading cause of the continuing consolidation of the industry. Over the past several years, many IT services firms have grown through acquisition. These acquisitions usually provided new niche services to the acquiring entity and added geographic diversity. Most acquisitions took the form of public companies acquiring smaller private consulting practices. This consolidation should continue and spread to the publicly traded, smaller IT services companies.
Many small, rapidly growing, niche public companies are trading at deep discounts to their private market values. Furthermore, many companies in the industry looking to do acquisitions have pristine balance sheets with little or no debt, significant amounts of cash, and are strong free cash flow generators.

There are many companies in the IT services sector from which to choose.
We have focused on those that have minimal exposure to direct Y2K spending, are led by strong management teams, and have thoroughly developed business plans. Some of the companies in which we have invested are solely in IT services, others provide staff augmentation, and some are a blend of services and staffing. Because there are so many undervalued companies, many of which fit our investment criteria, we have purchased a basket of several companies, with smaller-sized positions than is typical for the Greenspring Fund. However, with so many investment opportunities, we thought it prudent to own many of the fast growing, well managed companies instead of just one or two. Current holdings include the common stock of Alternative Resources, Cambridge Technology Partners, Ciber Inc., Complete Business Solutions, Mastech Corp., Modis Professional Services, RCM Technologies, SPR Inc., Sterling Commerce, and the convertible bonds of Data Processing Resources and Metamor Worldwide.

A second industry sector in which the Greenspring Fund invested during the second quarter were local natural gas distribution companies ("LDC's"). These companies deliver natural gas to residential, industrial, or commercial customers. The gas utilities were attractive because they were selling at historically low valuations based on a variety of measures, including price-to-earnings, price-to-book value, and relative yield. One of the reasons for the group's low valuation was the mildness of the last two winters, which resulted in less consumption of gas and, consequently,
                                    3

lower earnings. Additionally, many natural gas utilities have gas exploration and production operations, the results of which were negatively affected by the unexpected drop in the price of natural gas. Furthermore, because most of these companies pay significant dividends, they are often traded in the same manner as fixed income investments and, as such, trade in an inverse relationship to the direction of interest rates. Consequently, as investors began to expect that the Federal Reserve would be raising interest rates, selling pressure emerged on these stocks.

All of these factors combined to drive down the stock prices of LDC companies to very attractive levels. Our investment thesis is predicated upon the following factors: 1) A growing demand exists for natural gas because it is an environmentally friendly fuel that is cost-competitive compared to other fuels and it is a domestic natural resource, the price of which is not at the mercy of OPEC. In addition, most of the new electric power plants are fueled by natural gas, as are the majority of independent power producers. 2) Abnormally warm winters will not always be the case; as more normal winter weather returns, the demand for natural gas will increase. Nevertheless, even if warm winters persist, the depressed valuations already reflect the lower earnings levels associated with the warm weather. 3) Merger activity has been prevalent in this sector and will continue, and possibly accelerate, in our opinion. Over the last six months, ten LDC's have received merger proposals. As natural gas and electric utilities have been introduced to deregulation and competition, the ability to deliver both electricity and natural gas has become an important marketing tool. Because gas and electric companies share many of the same skills and back office operations, consolidation leads to cost reductions, which are very beneficial in the competitive market that deregulations has created. As cable, telephone, and Internet providers look for ways to lock up their customer base, we would not be surprised to see businesses other than electric and natural gas utilities begin to acquire these companies.

As with the IT services companies, we have purchased several of the LDC's, but in smaller positions than is typical. Current holdings include Chesapeake Utilities, CTG Resources, Laclede Gas Company, NUI Corp., and Piedmont Natural Gas. Many of the LDC's have had strong appreciation during the last several weeks. We are still researching the sector, however, and hope to be adding to our investments, as additional undervalued opportunities are uncovered.

We have spent a considerable amount of time and effort repositioning the Greenspring Fund during the last several months. Our goal, in the event that value investing were to remain out of favor, was to increasingly concentrate on those companies that were more in control of their financial destinies, and less dependent upon Wall Street. We believe that this repositioning, and
                                    4

the resulting increase in portfolio activity, is largely behind us. Most of the companies currently in the portfolio are financially strong, have leading positions within their respective industries and are not overly dependent upon Wall Street for future financing needs.

We are very excited about the strong progress the Greenspring Fund has made recently and we are determined to continue its success. We realize that we still have a way to go before the Greenspring Fund returns to its old highs. We are very optimistic about the Greenspring Fund's potential because we feel the portfolio is well positioned currently and we are continuing to uncover many promising investment ideas. We are looking forward to reporting on continued success as the year progresses.


											                              Respectfully,

                                         /s/Charles vK. Carlson
			                                      Charles vK. Carlson
			                                      President


                                    5

                      GREENSPRING FUND, INCORPORATED
                         PORTFOLIO OF INVESTMENTS
                              JUNE 30, 1999
                               (UNAUDITED)

COMMON STOCKS (54.23%)

    Shares                                                    Value

                 Banks - Regional (2.98%)

     10,000      Bank United Corp.                      $      401,875
     10,000      Mercantile Bankshares Corp.                   353,750
     24,576      SunTrust Banks, Inc.                        1,706,496
                                                        --------------
                                                             2,462,121
                                                        --------------

                 Business and Public Services (.89%)

      4,054     *Building One Services                          56,249
    123,000     *NovaCare Employee Services                    338,250
     18,950     *Waste Industries, Inc.                        338,731
                                                        --------------
                                                               733,230
                                                        --------------

                 Energy (1.91%)

      5,800      Anadarko Petroleum Corp.                      213,513
      8,400      Apache Corp.                                  327,600
      5,400      Burlington Resources, Inc.                    233,550
      5,300      Mitchell Energy Class A                       102,356
      9,700      Mitchell Energy Class B                       178,238
      9,730      Penn Virginia Corp.                           192,168
     20,000      Union Pacific Resources Group, Inc.           326,250
                                                        --------------
                                                             1,573,675
                                                        --------------

                 Financial Services (9.81%)

    152,100      AMRESCO Capital Trust                       1,444,950
    314,000     *Chastain Capital Corp.                      2,080,250
    186,175      Imperial Credit Commercial Mortgage         2,013,017
     23,550     *Imperial Credit Industries Inc.               167,059
     94,000     *Long Beach Financial Corp.                  1,380,625
     80,125      Resource Asset Investment Trust             1,011,578
                                                        --------------
                                                             8,097,479
                                                        --------------
                                    6

                      GREENSPRING FUND, INCORPORATED
                         PORTFOLIO OF INVESTMENTS
                              JUNE 30, 1999
                               (UNAUDITED)

COMMON STOCKS (CON'T)

    Shares                                                    Value

                 Food Services (3.50%)

    355,245     *Host Marriott Services                 $    2,886,366
                                                        --------------
                                                             2,886,366
                                                        --------------

                 Gold and Silver Mining (.46%)

     10,000      Newmont Mining Corp.                          198,750
     15,000      Placer Dome Inc.                              177,188
                                                        --------------
                                                               375,938
                                                        --------------

                 Healthcare (3.22%)

     28,000     *Concentra Managed Care                        414,750
     25,800     *Dura Pharmaceuticals                          307,988
    129,500     *HEALTHSOUTH Corp.                           1,934,406
                                                        --------------
                                                             2,657,144
                                                        --------------

                 Industrial Gases (.10%)

     20,000     *Valley Natural Gases                           86,250
                                                        --------------
                                                                86,250
                                                        --------------

                 Information Technology Services (4.35%)

     53,200     *Alternative Resources Corp.                   384,040
     16,500     *Cambridge Technology Partners                 289,781
     21,000     *Ciber Inc.                                    401,625
     60,000     *Complete Business Solutions                 1,076,250
     26,500     *Mastech Corp.                                 493,563
     38,800     *Modis Professional Services Inc.              533,500
      2,500     *RCM Technologies                               32,500
     25,000     *SPR Inc.                                      132,812
      6,800     *Sterling Commerce Inc.                        248,200
                                                        --------------
                                                             3,592,271
                                                        --------------
                                    7

                      GREENSPRING FUND, INCORPORATED
	                        PORTFOLIO OF INVESTMENTS
	                             JUNE 30, 1999
                               (UNAUDITED)

COMMON STOCKS (CON'T)

    Shares                                                    Value

                 Insurance (4.87%)

     55,000      PartnerRe, Ltd.                        $    2,055,625
     44,900      Reliastar Financial Corp.                   1,964,375
                                                        --------------
                                                             4,020,000
                                                        --------------

                 Leisure and Entertainment (1.65%)

     27,000      The Seagram Company Ltd.                    1,360,125
                                                        --------------
                                                             1,360,125
                                                        --------------

                 Manufacturing (.93%)

      9,000     *Middleby Corp.                                 57,375
     27,275      Woodward Governor Company                     709,150
                                                        --------------
                                                               766,525
                                                        --------------

                 Multi-Industry (4.83%)

     22,350     *Griffon Corporation                           174,609
    126,925      U.S. Industries, Inc.                       2,157,725
    128,400     *Walter Industries                           1,661,175
                                                        --------------
                                                             3,993,509
                                                        --------------

                 Natural Gas Transmission and
                 Distribution (2.65%)

      2,500     Chesapeake Utilities                            46,406
     17,000     Columbia Energy Group                        1,065,688
      5,000     CTG Resources                                  181,875
     20,000     Laclede Gas Co.                                465,000
      8,800     NUI Corp.                                      220,000
      6,800     Piedmont Natural Gas                           211,650
                                                        --------------
                                                             2,190,619
                                                        --------------
                                    8

                      GREENSPRING FUND, INCORPORATED
	                        PORTFOLIO OF INVESTMENTS
	                             JUNE 30, 1999
                               (UNAUDITED)

COMMON STOCKS (CON'T)

    Shares                                                    Value

                 Office Products (2.53%)

     53,875      Standard Register Company              $    1,656,656
     20,000      United Stationers Inc.                        440,000
                                                        --------------
                                                             2,096,656
                                                        --------------

                 Real Estate (1.00%)

     46,050      The Town and Country Trust                    823,144
                                                        --------------
                                                               823,144
                                                        --------------

                 Retail - Specialty (1.85%)

     28,500     *Payless ShoeSource                          1,524,750
                                                        --------------
                                                             1,524,750
                                                        --------------

                 Savings Institutions (5.64%)

     34,057      Astoria Financial Corp.                     1,496,379
     15,000      BostonFed Bancorp, Inc.                       269,532
     45,000      Dime Bancorp, Inc.                            905,625
     27,000      GA Financial, Inc.                            394,875
     30,000     *ITLA Capital Corp.                            472,500
     33,000     *PFF Bancorp, Inc.                             618,750
      5,000     *Seacoast Financial Services Corp.              56,875
     24,550      Staten Island Bancorp                         441,900
                                                        --------------
                                                             4,656,436
                                                        --------------


                                    9

                      GREENSPRING FUND, INCORPORATED
	                        PORTFOLIO OF INVESTMENTS
	                             JUNE 30, 1999
                               (UNAUDITED)

COMMON STOCKS (CON'T)

    Shares/
   Principal
    Amount                                                    Value

                 Utilities - Electric and Gas (1.06%)

     11,000      Carolina Power & Light                 $      470,937
     13,700      Constellation Energy Group                    405,863
                                                        --------------
                                                               876,800
                                                        --------------

                 Total Common Stocks (Cost $38,704,516)     44,773,038
	                                                       ==============

PREFERRED STOCK (4.52%)

    233,229      Prime Retail, Inc., 8.50% Pfd. B            3,731,664
                                                        --------------

                 Total Pfd. Stock (Cost $4,215,953)          3,731,664
                                                        ==============


BONDS (34.62%)

                 Convertible Bonds (20.86%)

$   500,000      Cellstar Corp., 5.00%, 10/15/02               352,500
  1,268,000      Centertrust Retail Properties,
                 7.50%, 1/15/01                              1,197,864
    562,000      Concentra Managed Care, 6.00%, 12/15/01       536,710
  4,845,000      Corporate Express, Inc., 4.50%, 7/1/00      4,527,047
  2,300,000      Data Processing Resources, 5.25%, 4/1/05    2,243,937
  1,050,000      Dura Pharmaceuticals, 3.50%, 7/15/02          797,344
  2,200,000      Metamor Worldwide, 2.94%, 8/15/04           1,774,667
  4,562,000      NovaCare, 5.50%, 1/15/00                    4,214,148
  1,603,000      The Learning Company, 5.50%, 11/1/00        1,578,955
                                                        --------------
                                                            17,223,172
                                                        --------------

                                    10

                      GREENSPRING FUND, INCORPORATED
                        	PORTFOLIO OF INVESTMENTS
	                             JUNE 30, 1999
                               (UNAUDITED)

   Principal
    Amount                                                    Value

                 Non-Convertible Bonds (13.76%)

$ 2,445,000      Bay View Capital Corp.,
                 9.125%, 8/15/07                        $    2,298,300
  1,566,000      CAI Wireless Systems, 0.00%, 10/14/04         770,276
  2,177,000      Homeland Stores, 10.00%, 8/1/03             1,785,140
  1,917,000      Host Marriott Travel Plaza,
                 9.50%, 5/15/05                              1,979,303
    500,000      People's Choice TV Corp., 0.00%, 6/1/04       478,125
  2,400,000      Sprint Spectrum, 11.00%, 8/15/06            2,706,000
  1,380,000      Woolworth Corporation, 7.00%, 6/1/00        1,344,637
                                                        --------------
                                                            11,361,781
                                                        --------------

                 Total Bonds (Cost $27,977,909)             28,584,953
                                                        ==============

COMPANIES IN LIQUIDATION (1.86%)

    581,450    *!Hi Shear Industries, Inc.                   1,499,036
  2,900,000    $*Lomas Mortgage USA, Class 3 Claim              37,120
                                                        --------------

                 Total Companies in Liquidation
                  (Cost $1,308,195)                          1,536,156
                                                        ==============

SHORT-TERM INVESTMENTS (3.11%)

  2,566,305      Temporary Investment Fund, Inc.             2,566,305
                                                        --------------

                 Total Short-Term Investments
                  (Cost $2,566,305)                          2,566,305
                                                        ==============

                 Total Investments (98.34%)
                  (Cost $74,772,878)                        81,192,116

                 Other Assets Less Liabilities (1.66%)       1,370,237
                                                        --------------

                 Total Net Assets (100%)                $   82,562,353
                                                        ==============

*Non-income producing securities
$Illiquid, Board-valued
!Non-controlled affiliated issuer
                                    11

                      GREENSPRING FUND, INCORPORATED
                    STATEMENT OF ASSETS AND LIABILITIES
                               JUNE 30, 1999
                                (UNAUDITED)

ASSETS
 Investments, at market value (Cost $74,772,878)        $   81,192,116
 Receivable for securities sold                                749,710
 Interest receivable                                           673,656
 Dividends receivable                                           93,397
 Prepaid Expense                                                 2,225
 Receivable for Fund shares                                      1,701
                                                        --------------
                                                            82,712,805
                                                        --------------

LIABILITIES
 Accrued expenses                                               64,395
 Due to investment advisor                                      51,475
 Payable for Fund shares                                        34,582
                                                        --------------
                                                               150,452
                                                        --------------

NET ASSETS
 Capital stock, $.01 par value, authorized
 60,000,000 shares, outstanding, 4,912,051              $   82,562,353
                                                        ==============


NET ASSETS CONSIST OF:
 Capital stock at par value                                     49,121
 Paid in capital                                            79,421,950
 Undistributed net investment income                         2,596,176
 Accumulated net realized losses                            (5,924,132)
 Unrealized appreciation of investments                      6,419,238
                                                        --------------
                                                        $   82,562,353
                                                        ==============


NET ASSET VALUE PER SHARE                               $        16.81
                                                        ==============



The accompanying notes are an integral part of these financial statements.
                                    12

                      GREENSPRING FUND, INCORPORATED
                         STATEMENT OF OPERATIONS
                  FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                (UNAUDITED)

NET INVESTMENT INCOME
 Income
  Interest                                              $    2,037,372
  Dividend                                                     992,434
                                                        --------------
    Total Income                                             3,029,806
                                                        --------------

 Expenses
  Investment advisory fees                                     345,907
  Transfer agent fees                                           38,366
  Administrative fees                                           33,448
  Registration fees                                             19,518
  Miscellaneous fees                                            17,758
  Custody fees                                                  17,112
  Professional fees                                             14,335
  Reports to shareholders                                        7,014
  Directors fees                                                 3,400
  Fidelity bond                                                  1,583
                                                        --------------
    Total Expenses                                             498,441
                                                        --------------

    Net Investment Income                                    2,531,365
                                                        --------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

 Net realized loss on investments                           (2,240,911)
 Net change in unrealized depreciation of
       investments                                           2,420,648
                                                        --------------
                                                               179,737
                                                        --------------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                              $    2,711,102
                                                        ==============


The accompanying notes are an integral part of these financial statements.
                                     13

                      GREENSPRING FUND, INCORPORATED
                    STATEMENT OF CHANGES IN NET ASSETS
                               (UNAUDITED)

                                     Six Months Ended       Year Ended
                                         June 30,          December 31,
                                           1999                1998
                                          -----                ----
OPERATIONS:
 Net investment income                $    2,531,365    $    6,086,473
 Net realized loss from investments       (2,240,911)       (3,675,986)
 Net change in unrealized
  appreciation/(depreciation) of
  investments                              2,420,648       (31,714,271)
                                      --------------    --------------
                                           2,711,102       (29,303,784)
                                      --------------    --------------

DISTRIBUTION TO SHAREHOLDERS:
 Net investment income                             0        (6,021,662)
 Net realized gain on investments                  0          (383,500)
                                      --------------    --------------
                                                   0        (6,405,162)
                                      --------------    --------------

CAPITAL STOCK TRANSACTIONS:
 Sale of 372,675 and 2,232,947 shares      6,054,171        43,748,839
 Distributions reinvested of 0 and
  333,475 shares                                   0         5,898,814
 Redemption of 2,532,544 and
  4,538,952 shares                       (40,087,379)      (81,268,578)
                                      --------------     -------------
                                         (34,033,208)      (31,620,925)
                                      --------------     -------------

TOTAL DECREASE IN NET ASSETS             (31,322,106)      (67,329,871)

NET ASSETS AT BEGINNING OF PERIOD        113,884,459       181,214,330
                                      --------------     -------------

NET ASSETS AT END OF PERIOD           $   82,562,353     $ 113,884,459
                                      ==============     =============


The accompanying notes are an integral part of these financial statements.
                                    14

                      GREENSPRING FUND, INCORPORATED
                      NOTES TO FINANCIAL STATEMENTS
                              JUNE 30, 1999
                               (UNAUDITED)

Note 1 - Significant Accounting Policies

Greenspring Fund, Incorporated (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended.

The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment transactions and related investment income - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security. Realized gains and losses from investment transactions are reported on an identified cost basis.

Valuation of investments - Securities listed on a national securities exchange or the NASDAQ National Market are valued at the last reported sale price on the exchange of major listing as of the close of the regular session of the New York Stock Exchange.

Securities which are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, listed securities for which the last reported sale price is not in the context of the highest closing bid price and the lowest closing offering price, and listed securities whose primary market is believed by the Advisor to be over-the-counter are valued at the mean of the closing bid and asked prices obtained from sources that the Advisor deems appropriate.

Short-term investments are valued at amortized cost which approximates fair market value. The value of securities that mature, or have an announced call, within 60 days will be amortized on a straight line basis from the market value one day preceding the beginning of the amortization period.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor as directed by the Board of Directors.
                                    15

                      GREENSPRING FUND, INCORPORATED
	                NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	                              JUNE 30, 1999
	                               (UNAUDITED)

Note 1 - Significant Accounting Policies (Con't)

In determining fair value, the Advisor, as directed by the Board of Directors, considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

As of June 30, 1999, $37,120 or .04% of net assets were valued by the Advisor.

Income Taxes - It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income. Therefore, no federal income tax provision is required.

Dividends and distributions to stockholders - The Fund records dividends and distributions to stockholders on the ex-dividend date.

Note 2 - Dividends and Distributions of 1999 Taxable Earnings

It is the Fund's policy to declare dividends from net investment income and distributions from net realized gains as determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These dividends are either distributed to shareholders or reinvested by the Fund in additional shares of common stock, which are issued to stockholders. For those reinvesting the dividend, the number of shares issued is based on the net asset value per share as of the close of business on the business day previous to the payment date.

As of June 30, 1999, the Fund had capital loss carryforwards of $1,852,590 for federal income tax purposes which may be applied against future net taxable realized gains of each succeeding year until the earlier of their utilization or expiration in 2006.
                                    16

	                     GREENSPRING FUND, INCORPORATED
	               NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	                             JUNE 30, 1999
                               (UNAUDITED)

Note 3 - Purchases and Sales of Investments

For the six months ended June 30, 1999, purchases and sales of investments, other than short-term investments, aggregated $31,128,807 and $61,281,542, respectively.

For federal income tax purposes, the cost of investments owned at June 30, 1999 was $74,772,878. Net unrealized appreciation of such investments aggregated $6,419,238 which was composed of appreciation of $11,344,957 for those securities having an excess of value over cost, and depreciation of $4,925,719 for those securities having an excess of cost over value.

Note 4 - Transactions with Related Parties

The Fund's investment advisor, Key Equity Management Corporation ("Key Equity") is a wholly-owned subsidiary of Corbyn Investment Management ("Corbyn").
Under an agreement between the Fund and Key Equity, the Fund pays Key Equity a fee of 0.75% of the first $250 million of average daily net assets, 0.70% of average daily net assets between $250 million and $500 million and 0.65% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. Investment advisory fees incurred for the six months ended June 30, 1999 were $345,907. At June 30, 1999, investment advisory fees payable amounted to $51,475.

The Fund entered into an Administrative Services Agreement with Corbyn on May 1, 1998. As administrator, Corbyn provides administrative services and personnel for fund accounting, regulatory reporting and other administrative matters. As compensation, the Fund pays Corbyn a fee of $2,500 a month plus 0.04% of average daily net assets up to $250 million, 0.03% of average daily net assets between $250 million and $500 million and 0.025% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. Administrative fees incurred for the six months ended June 30, 1999 were $33,448. At June 30, 1999, administrative fees payable amounted to $5,245.

As of June 30, 1999, investors for whom Corbyn Investment Management was investment advisor held 864,415 shares of the Fund's common stock.


                                    17

                      GREENSPRING FUND, INCORPORATED
                NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               JUNE 30, 1999
                                (UNAUDITED)

Note 5 - Investment in Non-Controlled Affiliates

Affiliated issuers, as defined in the Investment Company Act of 1940, are issuers in which the Fund held 5% or more of the outstanding voting securities.

















                                    18

                      GREENSPRING FUND, INCORPORATED
                           FINANCIAL HIGHLIGHTS
             (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           For the Six
                                                           Months Ended
                                                          June 30, 1999   1998       1997        1996        1995        1994
                                                          -------------   ----       ----        ----        ----        ----

Net Asset Value, Beginning of Period                         $16.10      $20.04     $17.24      $15.05      $13.39      $13.96
                                                             ------      ------     ------      ------      ------      ------
Income From Investment Operations
Net Investment Income                                          0.52        0.76       0.50        0.74        0.70        0.51
Net Realized and Unrealized Gain/Loss on Investments           0.19       (3.91)      3.58        2.60        1.78       (0.12)
                                                             ------      -------    ------      ------      ------      -------
Total From Investment Operations                               0.71       (3.15)      4.08        3.34        2.48        0.39
                                                             ------      -------    ------      ------      ------      -------
Less Distributions
Net Investment Income                                           _         (0.75)     (0.67)      (0.59)      (0.68)      (0.51)
Net Realized Gain on Investments                                _         (0.04)     (0.60)      (0.56)      (0.07)      (0.45)
Distributions in Excess of Net Investment Income                _           _        (0.01)        _           _           _
Distributions in Excess of Net Realized Gains                   _           _          _           _         (0.07)        _
                                                             ------       ------    -------     -------     -------     -------
Total Distributions			                                          -         (0.79)     (1.28)      (1.15)      (0.82)      (0.96)
                                                             ------       ------    -------     -------     -------     -------
Net Asset Value, End of Period                               $16.81      $16.10     $20.04      $17.24      $15.05      $13.39
                                                             ======      ======     ======      ======      ======      ======
Total Return                                                  4.41%     (15.97%)    23.95%      22.65%      18.79%       2.83%
                                                             ======     ========    ======      ======      ======      ======
Ratios/Supplemental Data

Net Assets, End of Period (000's)                           $82,562     $113,884   $181,214     $91,492     $71,839     $50,322
                                                            =======     ========   ========     =======     =======     =======
Ratio of Expenses to Average Net Assets                      1.07%*        1.01%      1.00%       1.04%       1.06%       1.27%
                                                            =======     ========   ========     =======     =======     =======
Ratio of Net Investment Income to Average Net Assets         5.44%*        3.77%      3.10%       4.69%       4.97%       4.03%
                                                            =======     ========   ========     =======     =======     =======
Portfolio Turnover                                          35.20%        71.62%     46.17%      60.74%      65.19%      76.55%
                                                            =======     ========   ========     =======     =======     =======
*Annualized

                                    19

                      GREENSPRING FUND, INCORPORATED
                       PERFORMANCE SINCE INCEPTION


                                  Chart

                        07/01/83         $10,000
                        12/31/83          11,223
                        12/31/84          12,692
                        12/31/85          15,238
                        12/31/86          17,668
                        12/31/87          19,304
                        12/31/88          22,389
                        12/31/89          24,762
                        12/31/90          23,149
                        12/31/91          27,626
                        12/31/92          32,190
                        12/31/93          36,906
                        12/31/94          37,952
                        12/31/95          45,082
                        12/31/96          55,291
                        12/31/97          68,532
                        12/31/98          57,585
                        06/30/99          60,125

Figures include changes in principal value, reinvested dividends and capital gains distributions. Cumulative total return represents pastperformance. Past expense limitations increased the Fund's return. Investment returns and principal value will vary and shares will be worth more or less at redemption than at original purchase.

Average annual total returns for the one, five and ten year periods ended June 30, 1999 were -11.38%, 9.77% and 9.55%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund's year-be-year results, which fluctuated over the periods shown.

                                    20

                      Greenspring Fund, Incorporated
                      2330 West Joppa Road, Suite 110
                           Lutherville, MD 21093
                              (410) 823-5353
                              (800) 366-3863



            DIRECTORS                                    TRANSFER AGENT
  Charles vK. Carlson, Chairman                             PFPC Inc.
       William E. Carlson                             400 Bellevue Parkway
           David T. Fu                                Wilmington, DE 19809
       Michael J. Fusting                                (800) 576-7498
       Michael T. Godack
      Richard Hynson, Jr.                                ADMINISTRATOR
                                               Corbyn Investment Management,Inc.
            OFFICERS                            2330 West Joppa Road, Suite 108
       Charles vK. Carlson                           Lutherville, MD 21093
President and Chief Executive Officer
                                                           CUSTODIAN
        Michael T. Godack                             PFPC Trust Company
     Sr. Vice President and                         Airport Business Center
   Chief Compliance Officer                       200 Stevens Drive, Suite 440
                                                        Lester, PA 19113
        Michael J. Fusting
     Sr. Vice President and                          INDEPENDENT ACCOUNTANTS
     Chief Financial Officer                        PricewaterhouseCoopers LLP
                                                       250 W. Pratt Street
       Elizabeth C. Agresta                          Baltimore, MD 21201-2304
     Secretary and Treasurer

       INVESTMENT ADVISOR                                 LEGAL COUNSEL
Key Equity Management Corporation                   Kirkpatrick & Lockhart LLP
 2330 West Joppa Road, Suite 108                 1800 Massachusetts Avenue, N.W.
      Lutherville, MD 21093                         Washington, DC 20036-1800